UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2014

LEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11311	13-3386776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI		48033
(Address of principal executive offices)		(Zip Code)

(248) 447-1500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

Underwriting Agreement

On March 11, 2014, Lear Corporation (the “Company”) and certain of its wholly-owned subsidiaries (the “Subsidiary Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the several underwriters (the “Underwriters”), relating to the issuance and sale by the Company of $325 million in aggregate principal amount of 5.375% senior notes due 2024 (the “Notes”). The Notes were issued at par. The Notes were offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on March 11, 2014 (Registration No. 333-194478).

The Company will use the net proceeds from the offering of the Notes to redeem all of the remaining aggregate principal amount of the Company’s 7.875% senior notes due 2018 and 10% of the original aggregate principal amount of the Company’s 8.125% senior notes due 2020 and for general corporate purposes.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Subsidiary Guarantors. It also provides for customary indemnification by each of the Company, the Subsidiary Guarantors and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

Certain of the Underwriters and their affiliates have engaged in, and may in the future engage in, securities trading, commercial banking, investment banking, investment management, investment research, principal investment, hedging, financing, brokerage and advisory services for the Company from time to time.

The Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated herein by reference. The above description of the material terms of the Underwriting Agreement is not complete and is qualified in its entirety by reference to Exhibit 1.1.

Indenture

The Notes were issued as a new series of Notes under an Indenture, dated March 26, 2010 (the “Base Indenture”), among the Company, the subsidiary guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by the Fourth Supplemental Indenture, dated March 14, 2013, between the Company, the Subsidiary Guarantors and the Trustee (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”).

The Indenture provides, among other things, that the Notes will be senior unsecured obligations of the Company. Interest is payable on the Notes on March 15 and September 15 of each year, beginning on September 15, 2014. The Notes will mature on March 15, 2024.

The Company may redeem the Notes in whole or in part on or after March 15, 2019 at redemption prices of 102.688%, 101.792% or 100.896% of the principal amount thereof if the redemption occurs during the 12-month period beginning March 15, 2019, 2020 or 2021, respectively, and a redemption price of 100% of the principal amount thereof on or after March 15, 2022, in each case plus accrued and unpaid interest to the redemption date. Prior to March 15, 2019, the Company may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the aggregate principal amount thereof plus a “make-whole” premium as of, and accrued and unpaid interest to, the redemption date. Prior to March 15, 2017, the Company may redeem up to 35% of the aggregate principal amount of the Notes, in an amount not to exceed the amount of net cash proceeds of one or more equity offerings, at a price equal to 105.375% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, provided that at least 65% of the original aggregate principal amount of the Notes remains outstanding after the redemption and any such redemption is made within 90 days after the closing of such equity offering.

The Company’s payment obligations under the Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Subsidiary Guarantors.

The Indenture contains restrictive covenants that, among other things, limit the ability of the Company and the Subsidiary Guarantors to: (i) create or permit liens, (ii) enter into sale and leaseback transactions and (iii) consolidate or merge or sell all or substantially all of the Company’s assets. The foregoing limitations are subject to exceptions as set forth in the Supplemental Indenture.

The Indenture provides for customary events of default that include, among other things (subject in certain cases to customary grace and cure periods): (i) non-payment of principal or interest, (ii) breach of certain covenants contained in the Supplemental Indenture or the Notes, (iii) failure to pay certain other indebtedness within the applicable grace period or the acceleration of any such indebtedness by the holders thereof because of a default prior to maturity if the total amount of such indebtedness unpaid or accelerated exceeds $200 million or its foreign currency equivalent, (iv) the failure of the guarantees by the Subsidiary Guarantors to be in full force and effect in all material respects and (v) certain events of bankruptcy or insolvency. Generally, if an event of default occurs (subject to certain exceptions), the Trustee or the holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare all of the Notes to be due and payable.

The Base Indenture is filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on March 29, 2010 and is incorporated by reference herein. The Fourth Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herein. The above description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the Fourth Supplemental Indenture.

Section 2 – Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events

On March 11, 2014, the Company issued a press release announcing its intention to commence the offering of the Notes, which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

On March 11, 2014, the Company issued a press release announcing the pricing of the offering of the Notes, which is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated March 11, 2014, among the Company, the Subsidiary Guarantors and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

4.1	Fourth Supplemental Indenture, dated March 14, 2014, among the Company, the Subsidiary Guarantors and the Trustee

5.1	Opinion of Winston & Strawn LLP

23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1)

99.1	Press Release, dated March 11, 2014, announcing the Company’s intention to commence the offering of the Notes

99.2	Press Release, dated March 11, 2014, announcing the pricing of the offering of the Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: March 14, 2014	By:	/s/ Jeffrey H. Vanneste
		Name:	Jeffrey H. Vanneste
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated March 11, 2014, among the Company, the Subsidiary Guarantors and J.P. Morgan Securities LLC, as representative of the several underwriters named therein

4.1	Fourth Supplemental Indenture, dated March 14, 2014, among the Company, the Subsidiary Guarantors and the Trustee

5.1	Opinion of Winston & Strawn LLP

23.1	Consent of Winston & Strawn LLP (included in Exhibit 5.1)

99.1	Press Release, dated March 11, 2014, announcing the Company’s intention to commence the offering of the Notes

99.2	Press Release, dated March 11, 2014, announcing the pricing of the offering of the Notes